UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:  November 15, 2016

NET MEDICAL EXPRESS SOLUTIONS, INC.

(Exact name of Registrant as specified in charter)

NEVADA	333-30176	91-1287406
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5021 Indian School Road, Suite 100

Albuquerque, New Mexico 87110

(Address of principal executive offices)  (Zip Code)

(505) 255-1999

(Registrant’s telephone number, including area code)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01  Regulation FD Disclosure.

On November 15, 2016, Net Medical Express Solutions, Inc. (the “Company”) issued a Letter to the Shareholders to the Company’s shareholders which contained a discussion of matters concerning the current affairs of the Company, a copy of which is furnished as Exhibit 99.1 hereto and which information is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.
99.1	Letter to Shareholders dated November 15, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Net Medical Express Solutions, Inc.

By:  /s/  Richard F. Govatski

Richard F. Govatski, President

Date:  November 15, 2016

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